SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                 Filed pursuant to Section 12, 13, or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 NEMDACO, INC.

               (Exact name of registrant as specified in charter)

                                AMENDMENT NO. 1

          The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Report on Form 8-K dated June 4, 1997 as set forth in the pages attached hereto:


ITEM 1:  NOTICE REGARDING AMENDMENT to FORM 8-K FILED on JUNE 4, 1977.

This amendment to the Form 8-K filed on June 16, 1997 is made by the Company in order to advise the Commission that the Board of Directors of the Company passed a Resolution on June 2 , 1997 approving the change in Independent Auditors. Further, this amendment has been made to make this Form 8-K conform more fully with the disclosure requirements of the Commission, to wit:

On June 2, 1997, the Company retained Linders and Braverman, as its independent public accountants, replacing Gelfond Hochstadt Pangburn & Co. The change in independent public accountants was approved by the Board of Directors. For the Company's fiscal years ended April 30, 1996 and 1995, the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles by Gelfond Hochstadt Pangburn & Co. During the two fiscal years ended April 30, 1996 and 1995, and through the date of the replacement, there were not any disagreements with Gelfond Hochstadt Pangburn & Co. on any matter of accounting principles or practice, financial statement disclosure, auditing scopes or procedure which disagreements if not resolved to the satisfaction of Gelfond Hochstadt Pangburn & Co. would have caused them to make a reference to the subject matter of the disagreements in connection with their last report, nor were there any "reportable events" as defined by the Securities and Exchange Commission. During the two fiscal years ended April 30, 1996 and 1995, and until the date of their retention, the Company had not consulted with Linders and Braverman on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements or any disagreements or reportable events.

Item 2. Financial Statements and Exhibits
        ---------------------------------
                  Exhibits

   Letter from Gelfond Hochstadt Pangburn & Co. dated June 24, 1997

                                         GELFOND HOCHSTADT
                                         PANGBURN & CO.
                                         A Professional Corporation
                                         Certified Public Accounts
                                         and Business Consultants
                                         Suite 2500
                                         1600 Broadway
                                         Denver, CO 80202-4925

                                         (303) 831-5000 / FAX: (303) 831-5032

                                         A member of Horwath International


June 24, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Nemdaco, Inc (Commission File No. 0-19064)

Ladies and Gentlemen:

We were previously the accountants for Nemdaco,Inc. And under the date of August 8, 1996, we reported on the consolidated financial statement of Nemdaco, Inc. And subsidiaries as of April 30, 1996 and for the years ended April 30, 1996 and 1995. On June 2, 1997 our appointment as accountant was terminated. We have read Nemdaco Inc.'s statements included under item 1 of its Form 8-K dated June 4, 1997. This Form 8-K was provided to us on
June 20, 1997. With respect to each sentence under Item 1, we agree with the first sentence, we have no basis to agree or disagree with the second sentence, we agree with the third sentence, and we have no basis to agree or disagree with the fourth sentence.

Very truly yours,

Gelfond Hochstadt Pangburn & Co.

/s/ Michael F. Filkoski

Michael F. Filkoski, CPA
Director

Copy by mail and fax (1-818-727-1772):
Mr. Thomas D. Siciliano, Jr.
Chief Financial Officer
Nemdaco, Inc.
18535 Devonshire Street #360
Northridge, CA 91325






SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              NEMDACO, INC.
                                              (Registrant)


                                             /S/ Jeff Bender
                                             By: Jeff Bender
Chairman of the Board of Directors
Date: July 7, 1997